Hydrafacial is upping its cool factor, one brand partnership at a time The Hydrafacial Phenomenon: Why Everyone Is Obsessed With This In-Office Treatment“ ” “ ”



BEAUTYHEALTH™

Q1 2023 Earnings Presentation

May 10, 2023

Disclaimer

This Presentation contains certain forward-looking statements. These statements may relate to, but are not limited to, expectations of future operating results or financial performance of The Beauty Health Company (the "Company"), capital expenditures, the introduction of new products, expansion into new markets and the ability to execute certain strategic initiatives. Some of the forward-looking statements can be identified by the use of forward-looking words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "outlook," "forecast" and other similar expressions. These are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Presentation. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute the Company's judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance that the expected results will be achieved. Many factors could adversely affect our business and financial performance. We discussed a number of material risks in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2023 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non-GAAP financial measures such as adjusted gross profit, adjusted gross margin, adjusted net income (loss), adjusted EBITDA and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. Management believes that these non-GAAP financial measures, when reviewed collectively with the Company's GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to non-recurring, unusual items.

The Company does not provide a reconciliation of its fiscal 2023 adjusted gross margin guidance to gross margin or its adjusted EBITDA margin guidance to net income (loss), the most directly comparable forward looking GAAP financial measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash stock-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's fiscal 2023 adjusted gross margin and adjusted EBITDA margin guidance is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements. See "Forward-Looking Statements" for additional information.

Management uses adjusted gross profit and adjusted gross margin to measure profitability and the ability to scale and leverage the costs of delivery systems and consumables. The continued growth of delivery systems is expected to improve adjusted gross margin, as additional delivery systems sold will increase the Company's recurring consumables net sales, which has higher margins. Management believes adjusted gross profit and adjusted gross margin are useful measures to the Company and its investors to assist in evaluating operating performance because they provide consistency and direct comparability with past financial performance and between fiscal periods, as the metrics eliminate the effects of amortization, depreciation, and stock-based compensation, which are non-cash expenses that may fluctuate for reasons unrelated to overall continuing operating performance, and other items such as the write-off of discontinued and obsolete product. Adjusted gross margin has been and will continue to be impacted by a variety of factors, including the product mix, geographic mix, direct vs. indirect mix, the average selling price on delivery systems, and new product launches. Management expects adjusted gross margin to fluctuate over time depending on the factors described above.

Adjusted net income (loss), adjusted EBITDA, and adjusted EBITDA margin are key performance measures that management uses to assess the Company's operating performance. Because adjusted net income (loss), adjusted EBITDA and adjusted EBITDA margin facilitate internal comparisons of our historical operating performance on a more consistent basis, management uses these measures for business planning purposes.

Management also believes this information will be useful for investors to facilitate comparisons of operating performance and better identify trends in the business. Management expects adjusted EBITDA margin to increase over the long-term, as the Company continues to scale its business and achieve greater operating leverage.

The Company calculates adjusted net income (loss) as net income (loss) adjusted to exclude: change in fair value of warrant liability; amortization expense; loss on disposal of assets; stock-based compensation expense; interest income; other (income) expense, net; transaction related costs; write-off of discontinued and obsolete product; severance, restructuring, and other; litigation related costs, and the aggregate adjustment for income taxes for the tax effect of the adjustments described above.

The Company calculates adjusted EBITDA as adjusted net income (loss) adjusted to exclude: depreciation expense; interest expense; foreign currency loss (gain), net; and the remaining (benefit) expense for income taxes.

Today's agenda

Opening Remarks



Andrew Stanleick
President &
Chief Executive Officer

Q1 2023 Results & FY 2023 Outlook



Liyuan Woo
Chief Financial Officer

Q&A





Andrew Stanleick
President & Chief Executive Officer

Opening Remarks

Underlying consumer demand for Hydrafacial remains strong

Amidst strong Syndeo traction and China recovery, raising FY 2023 net sales guidance

Strong consumables revenue growth demonstrates continued healthy consumer demand



Americas: +34% Q1 2023 YoY

EMEA: +13% Q1 2023 YoY

APAC: (22)% Q1 2023 YoY

+35% adjusting for Q1 2022 Russia contribution

COVID-related impact January & February

Double-digit topline growth, continues quarterly trend

$86.3mm Q1 2023 net sales
+14% growth YoY

$(0.5)mm Q1 2023 adjusted EBITDA[1]
($22.3mm GAAP net loss)

Raising FY23 net sales guidance and affirming FY23 EBITDA and long-range targets

$460 – 480mm FY 2023 net sales

18 – 20% FY 2023 adj EBITDA margin

Re-affirming long-range 2025 net sales and adjusted EBITDA targets

1. Non-GAAP measure; refer to the disclaimer for a discussion of the definition of this measure and appendix for reconciliation to the most appropriate GAAP measure.

Continued progress against our 5-point Master Plan

1. Expand footprint, drive consumables
2. Invest in providers
3. Drive brand awareness
4. Optimize global infrastructure
5. M&A

Syndeo turns 1 and goes global

Now in 14 markets and 16 by end of year

2023

16 direct markets launched

Launched | Late Q2 2023 | Q4 2023

Q1 2023

4,945

Syndeo global install base

2024

distributor markets expansion



Hydrafacial
Hydrafacial
The future
kin health
ere
Syndeo®

BEAUTYHEALTH™

Building our Hydrafacial Nation

Now 40,000+ estheticians trained globally


Hydrafacial
女为己容
光彩新生
Hydrafacial
海菲秀
技术更稳定
真空负压
更稳定
海菲秀
体验中心
Hydrafacial

Beijing Experience Center

Shanghai Experience Center

Growing awareness, trial and affinity with brand-building programs

PARTNER EVENTS & PROMOTIONS



Perk by Hydrafacial
in-store activation,
select Sephora stores

INFLUENCER & CELEB FANS



Happy Birthday
influencer seeding campaign

EDITORIAL COVERAGE

allure

"The Hydrafacial Phenomenon: Why Everyone Is Obsessed With This In-Office Treatment"

GLOSSY

"Hydrafacial is upping its cool factor, one brand partnership at a time"

AWARDS & RECOGNITION

Award Winner 2023 NewBeauty – Best Hydrating Facial

Cosmopolitan Readers' Choice Beauty Awards 2023 – Your Favorite In-Office Cosmetic Treatment
VOTING OPEN!

Beauty Global Awards Finalist – Best New Aesthetic Treatment
FINALIST

Resetting the baseline with increasing EMV growth and sustained gains in organic search

Earned media value ($mm)[1]


+134% YoY growth
$4.7
$2.0
Q1 2022
Q1 2023

Worldwide Google search trends


Interest over time
FY 2022 average
Q1 2023
+13% YoY growth
Jan-19
Nov-19
Sep-20
Jul-21
May-22
Mar-23

Source: Tribe Dynamics and Google as of 04/25/23.

1. Earned Media Value is a proprietary metric published by Tribe Dynamics used as an influencer marketing metric to quantify the value of social media content.

Unleashing our ready infrastructure in China as the market returns

APAC Syndeo launch in Shanghai, with customers, press, & influencer events


海菲秀新品发布会



Syndeo & Beijing Experience Center launch event with customers & press


海菲秀
Hydrafacial
海菲秀
Hydrafacial



APAC Annual Sales Meeting & Training in Shanghai




2023:
All In To Win
Hydrafacial
2023:
All In To Win

Our vision is to continue to accelerate through M&A

Identify gaps in portfolio

Acquire digestible asset

Integrate and realize synergies

Differentiated product or service / high Net Promoter Score

Complementary to our existing platform and community, leveraging the trusted esthetician

Financially attractive profile via compelling revenue growth, recurring revenue characteristics and / or profitability



Prudent approach and opportunistic philosophy


ITEM NO
SIZE
QUANTITY
6279
SkinStylus
SteriLock
The Gold Standard In Microneedling

Welcome to BeautyHealth, SkinStylus!

- Integration complete and operationalized
- First SkinStylus shipment leaves BeautyHealth warehouse
- Expansion plans underway

Takeaways

1 Healthy consumer demand

2 Double-digit topline growth

3 Raising 2023 net sales guidance





Liyuan Woo
Chief Financial Officer

Q1 2023 Results & FY 2023 Outlook

BEAUTYHEALTH™

Q1 2023 financial highlights

Net sales by segment ($mm)



Delivery Systems
Consumables
Trade-Ups
Natural seasonal de-builds
$47.5
21.9
25.7
$66.5
31.6
34.9
$68.1
32.0
36.2
$77.9
35.2
42.7
$75.4
33.8
41.6
$103.5
23.3
$80.2
38.8
41.5
$88.8
39.7
49.1
$98.1
47.4
50.7
$86.3
40.9
45.4

% YoY growth	Q1 21[2]	Q2 21[2]	Q3 21[2]	Q4 21[2]	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Systems	51%	67%	90%	74%	62%	85%	36%	19%	9%
Consumables	23%	48%	55%	39%	54%	23%	24%	35%	21%
Net sales	37%	57%	72%	56%	59%	56%	30%	26%	14%

Comp vs Syndeo US launch

Syndeo US launch quarters

Continued strength in consumables growth

1. Trade-Up revenue only disaggregated in Q2 22.
2. Year-over-year growth for 2021 periods is compared to 2019. The Company believes 2019 is a more meaningful comparison than 2020 given the pandemic disruption in 2020.

Q1 2023 financial highlights (cont'd)

Net sales by region ($mm)



Americas
APAC
EMEA
Trade-Ups[1]
$47.5
7.5
8.8
31.3
$66.5
11.4
12.4
42.7
$68.1
12.6
10.5
45.0
$77.9
15.5
12.0
50.4
$75.4
17.9
12.9
44.6
$103.5
23.3
$80.2
17.8
10.4
52.1
$88.8
15.3
15.1
58.4
$98.1
17.3
15.9
64.9
$86.3
19.7
13.6
53.0

% YoY growth	Q1 21[2]	Q2 21[2]	Q3 21[2]	Q4 21[2]	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23	
Americas	18%	34%	51%	47%	43%	77%	30%	29%	19%	→ Comp vs Syndeo US launch
APAC	252%	344%	218%	64%	47%	(17%)	44%	33%	6%	→ Lockdown impact
EMEA	29%	46%	94%	84%	140%	56%	21%	12%	10%	→ +20% YoY excl. Russia
Total	37%	57%	72%	56%	59%	56%	30%	26%	14%	

1. Trade-Up revenue only disaggregated in Q2 22.
2. Year-over-year growth for 2021 periods is compared to 2019. The Company believes 2019 is a more meaningful comparison than 2020 given the pandemic disruption in 2020.

Q1 2023 key performance indicators

27,406 Net global install base
+26% YoY

1,636 New delivery system placements
+4% YoY

$25,099 Delivery system ASP[1]
+17% YoY

$45.4mm Delivery system revenue
+9% YoY

$40.9mm Consumables revenue
+21% YoY


hydrafacial

1. Average Selling Price.

Sustained and durable consumables trend

Annual consumables revenue per active delivery system – MedSpa



~$7,900
~$6,600
1
2
3
4
Years delivery system in service

MedSpa utilization ramp for delivery systems purchased Q1 2012 – Q3 2022



Treatments per System
Q+2
Q+3
Q+4
Q+5
Q+6
Q+7
Q+8
Q+9
Q+10
Q+11
Q+12
Quarters since system purchase

Long-term upside in consumables revenue as install base matures

Q1 2023 financial highlights

Gross margin and adjusted gross margin[1]


67.5%
62.7%
$3mm value engineering related write-offs
Pre-launch lower margin refurbished Elite sales
71.3%
70.0%
Q1 2022
Q1 2023
Q1 2022
Q1 2023
GAAP gross margin
Adjusted gross margin1

Net income (loss) and adjusted net income (loss)[1]

($mm)


$31.5
($22.3)
($9.5)
($5.5)
Q1 2022
Q1 2023
Q1 2022
Q1 2023
Net income (loss)
Adjusted net income (loss)1

Adjusted EBITDA[1]

($mm)


% margin
$1.2
1.5%
(0.6%)
($0.5)
Q1 2022
Q1 2023

Note: Q1 2022 reflects the impact of immaterial revisions to the financial statements.

1. Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure.

Q1 is seasonally our trough quarter

Sequential net sales growth by calendar quarter



FY 2021
FY 2022
FY 2023
+50%
+40%
+30%
+20%
+10%
0%
(10%)
(20%)
Natural seasonal de-builds
Q1
Q2
Q3[1]
Q4

Drivers of seasonality

	Sequential Trend	Drivers	% FY22 Net Sales
Q1	↓	Trough demand Difficult comp vs peak Q4	21%
Q2	↑	Leads generated from trade show-heavy Q1 convert	28%
Q3	↑	Summer seasonality impact	24%
Q4	↑	Peak consumer consumption and capex spending	27%

1. Q3 2022 vs Q2 2022 net sales growth excludes $23.2mm net sales from trade-ups to Syndeo systems in Q2 2022.

BEAUTYHEALTH

We are naturally a back-half weighted business

% adjusted EBITDA contribution by quarter, FY 2022[1]



Back-half weighted
Includes $23.3mm trade-up benefit
2%
27%
35%
35%
100%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
FY 2022

Note: Amounts may not sum due to rounding; Q1 2022 reflects the impact of immaterial revisions to the financial statements.
1. Adjusted EBITDA is a non-GAAP measure; please refer to the disclaimer for a discussion of the definition of this measure and important information regarding the assumptions underlying.

Q1 2023 cost detail

				% net sales			
($mm)	Q1 2023	Q1 2022[1]	Δ Q1 2022	Q1 2023	Q1 2022	Δ Q1 2022	Δ Commentary
Gross Profit	$54.1	$50.9	+$3.2	62.7%	67.5%	(4.8%)	Optimization write-offs and pre-Syndeo launch low margin refurbished Elite pre-sale impact
Selling & Marketing	38.7	36.4	+2.3	44.9%	48.3%	(3.4%)	Increases in sales commissions associated with higher revenues partially offset by leverage of fixed marketing investment; despite upfront investment for Syndeo international launch
G&A	30.4	26.3	+4.1	35.2%	34.8%	0.4%	Increase in software expenses, including certain contract termination costs, and professional services fees, including patent litigation expenses, partially offset by lower recruiting related expenses
R&D	2.3	2.2	+0.1	2.7%	3.0%	(0.2%)	Relatively flat

1. Reflects the impact of immaterial revisions to the financial statements.

Q1 2023 balance sheet highlights

Cash and cash equivalents	✦ Approximately $532.3 million cash and cash equivalents on balance sheet
Warrants	✦ Approximately 7 million Private Warrants outstanding
Convertible debt	✦ $750 million 1.25% convertible notes due 2026 ✦ Use of proceeds: capped call transaction, potential future acquisitions, working capital expenditures, and general corporate purposes ✦ Conversion price of $31.76; capped call agreement provides dilution protection up to $47.94
Revolving credit facility	✦ $50 million Senior Secured Credit Facility remains undrawn; current undrawn commitment fee of 25 bps ✦ Allows flexibility for future M&A; ex-US operations unencumbered; convertible debt excluded from covenants
Shares outstanding	✦ Approximately 132.6 million current shares outstanding ✦ Both $100 million accelerated share repurchase programs completed; aggregate of 18.8 million shares retired at average price of $10.78 per share

Confidence to achieve 2023 outlook

Raising FY 2023 net sales guidance on confidence in plan

$460 – 480mm

2023E net sales

Year-to-go net sales bridge ($mm)



$86.3
$373.7 –$393.7
29 – 36% YoY growth
$460 –$480
26 – 31% YoY growth
Q1 2023
2023 year-to-go
FY 2023E

- Strong consumer demand
- Global traction of Syndeo
- China recovery

18 – 20%

2023E adjusted EBITDA[1] margin

Year-to-go adjusted EBITDA margin bridge



(0.6%)
22% – 25%
$83.3 – 96.5mm
18% – 20%
$82.8 – 96.0mm
Q1 2023
2023 year-to-go
FY 2023E

- Gross margin expansion
- Operating leverage

Seasonally back-half weighted business

1. Adjusted EBITDA margin is a non-GAAP measure; please refer to the disclaimer for a discussion of the definition of this measure and important information regarding the assumptions underlying the outlook.

Takeaways

1. Healthy consumer demand
2. Double-digit topline growth
3. Raising 2023 net sales guidance


ydrafacial



Andrew Stanleick
President & Chief Executive Officer



Liyuan Woo
Chief Financial Officer

Q&A


hydrafacial
hydrafacial
THE BEST SKIN OF YOUR LIFE
hydrafacial
@hydrafacialuk
#hydrafacialLDN

Appendix

BEAUTYHEALTH™

Reconciliation of gross margin to adjusted gross margin

($mm)	Three months ended March 31, 2023	2022[1]
Net sales	$86.3	$75.4
Cost of sales	32.2	24.5
Gross profit (GAAP)	$54.1	$50.9
Gross margin (GAAP)	62.7%	67.5%
Adjusted to exclude the following:		
Write-off of discontinued and obsolete product	3.0	–
Stock-based compensation expense included in cost of sales	0.3	0.2
Depreciation and amortization expense included in cost of sales	3.0	2.7
Adjusted gross profit	**$60.4**	**$53.8**
Adjusted gross margin	**70.0%**	**71.3%**

Note: Amounts may not sum due to rounding.
1. Reflects the impact of immaterial revisions to the financial statements.

Reconciliation of net income to adjusted EBITDA

($mm)	Three months ended March 31, 2023	2022[1]
Net sales	$86.3	$75.4
Net income (loss)	($22.3)	$31.5
Adjusted to exclude the following:		
Change in fair value of warrant liability	9.1	(52.1)
Amortization expense	4.4	3.7
Loss on disposal of assets	0.1	0.8
Stock-based compensation expense	3.6	7.0
Interest income	(4.3)	—
Other (income) expense, net	(0.4)	0.1
Transaction related costs[2]	—	1.0
Write-off of discontinued and obsolete product	3.0	—
Severance, restructuring and other[3]	2.9	2.0
Litigation related costs	1.0	—
Aggregate adjustment for income taxes	(2.5)	(3.6)
Adjusted net loss	**($5.5)**	**($9.5)**
Depreciation expense	1.8	1.4
Interest expense	3.4	3.4
Foreign currency (gain) loss, net	0.9	(0.4)
Remaining (benefit) expense for income taxes	(1.2)	6.2
Adjusted EBITDA	**($0.5)**	**$1.2**
Adjusted EBITDA margin	**(0.6%)**	**1.5%**

Note: Amounts may not sum due to rounding.
1. Reflects the impact of immaterial revisions to the financial statements.
2. For the three months ended March 31, 2022, such amounts primarily represent direct costs incurred in relation to potential acquisitions.
3. For the three months ended March 31, 2023, such costs represent executive severance, retention awards, and contract termination costs. For the three months ended March 31, 2022, such costs represent personnel costs related to executive recruiting, executive severance and a CEO sign-on bonus.

BEAUTYHEALTH™